Exhibit 99.1

Revised Refining Geographic Operating Data

The Cheyenne Refinery ceased petroleum refining operations in the third quarter of 2020. Beginning in the fourth quarter of 2020, activities associated with the conversion of the Cheyenne Refinery to renewable diesel production will be reported in the Corporate and Other segment, and the disaggregation of our refining geographic operating data will be presented in two regions, Mid-Continent and West, to best reflect the economic drivers of our refining operations. The Mid-Continent region will continue to be comprised of the El Dorado and Tulsa refineries, and the new West region will be comprised of the Navajo and Woods Cross refineries. All prior period geographic operating data included below has been retrospectively adjusted to reflect the revised regional groupings that will be effective in the fourth quarter of 2020.

	Q1 2020	Q2 2020	Q3 2020	YTD Sept 2020	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Mid-Continent Region (El Dorado & Tulsa refineries)														
Crude charge (BPD)[1]	252,380	206,950	244,200	234,550	213,180	264,290	294,380	243,400	254,010	227,690	289,820	262,550	216,870	249,240
Refinery throughput (BPD)[2]	270,920	220,010	257,280	249,430	230,050	278,710	307,720	256,790	268,500	246,070	300,030	276,560	236,240	264,730
Sales of produced refined products (BPD)[3]	259,240	216,280	243,830	239,800	217,600	273,010	290,930	254,950	259,310	253,080	270,710	255,840	243,680	255,800
Refinery utilization[4]	97.1%	79.6%	93.9%	90.2%	82.0%	101.7%	113.2%	93.6%	97.7%	87.6%	111.5%	101.0%	83.4%	95.9%
Average per produced barrel[5]														
Refinery gross margin	$ 9.54	$ 6.31	3.21	$ 6.41	$ 11.14	$ 17.17	$ 14.61	$ 11.15	$ 13.71	$ 10.65	$ 11.90	$ 16.43	$ 19.01	$ 14.44
Refinery operating expenses[6]	5.30	5.68	5.47	5.47	6.66	5.02	5.05	6.66	5.77	5.17	4.89	5.48	6.55	5.51
Net operating margin	$ 4.24	$ 0.63	(2.26)	$ 0.94	$ 4.48	$ 12.15	$ 9.56	$ 4.49	$ 7.94	$ 5.48	$ 7.01	$ 10.95	$ 12.46	$ 8.93
Refinery operating expenses per throughput barrel[7]	$ 5.07	$ 5.58	5.19	$ 5.26	$ 6.30	$ 4.92	$ 4.77	$ 6.61	$ 5.58	$ 5.32	$ 4.41	$ 5.07	$ 6.76	$ 5.33
Feedstocks:														
Sweet crude oil	52%	61%	62%	58%	50%	57%	59%	54%	55%	43%	58%	59%	56%	54%
Sour crude oil	22%	16%	18%	19%	26%	22%	21%	26%	24%	30%	23%	21%	25%	24%
Heavy sour crude oil	19%	17%	15%	17%	17%	16%	16%	15%	16%	20%	16%	15%	11%	16%
Other feedstocks and blends	7%	6%	5%	6%	7%	5%	4%	5%	5%	7%	3%	5%	8%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Sales of produced refined products:														
Gasolines	51%	54%	53%	52%	53%	51%	49%	53%	51%	55%	49%	49%	52%	51%
Diesel fuels	32%	36%	35%	34%	28%	34%	34%	30%	32%	30%	35%	34%	30%	33%
Jet fuels	7%	1%	3%	4%	9%	6%	6%	6%	7%	5%	6%	6%	7%	6%
Fuel oil	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%
Asphalt	3%	3%	2%	3%	3%	2%	4%	4%	3%	3%	3%	4%	3%	3%
Base oils	4%	3%	4%	4%	4%	4%	4%	3%	4%	4%	4%	4%	4%	4%
LPG and other	2%	2%	2%	2%	2%	2%	2%	3%	2%	2%	2%	2%	3%	2%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
West Region (Navajo & Woods Cross refineries)														
Crude charge (BPD)[1]	140,250	105,120	131,680	125,710	138,150	142,880	142,420	116,100	134,850	139,560	126,160	133,910	140,910	135,140
Refinery throughput (BPD)[2]	154,340	117,840	146,860	139,710	152,470	157,700	157,300	128,983	149,070	155,070	140,080	147,110	153,960	149,050
Sales of produced refined products (BPD)[3]	150,610	132,610	144,970	142,740	160,870	157,930	158,170	143,410	155,060	165,510	138,280	150,920	155,780	152,590
Refinery utilization[4]	96.7%	72.5%	90.8%	86.7%	95.3%	98.5%	98.2%	80.1%	93.0%	96.2%	87.0%	92.4%	97.2%	93.2%
Average per produced barrel[5]														
Refinery gross margin	$ 13.68	$ 10.96	11.24	$ 12.01	$ 15.43	$ 24.11	$ 20.73	$ 18.12	$ 19.62	$ 9.89	$ 23.99	$ 23.04	$ 23.91	$ 19.96
Refinery operating expenses[6]	6.91	7.26	6.88	7.01	6.64	6.07	6.74	7.39	6.69	5.74	8.57	6.52	7.33	6.99
Net operating margin	$ 6.77	$ 3.70	4.36	$ 5.00	$ 8.79	$ 18.04	$ 13.99	$ 10.73	$ 12.93	$ 4.15	$ 15.42	$ 16.52	$ 16.58	$ 12.97
Refinery operating expenses per throughput barrel[7]	$ 6.74	$ 8.17	$ 6.79	$ 7.16	$ 7.01	$ 6.07	$ 6.78	$ 8.22	$ 6.96	$ 6.13	$ 8.46	$ 6.69	$ 7.42	$ 7.15
Feedstocks:														
Sweet crude oil	27%	32%	30%	30%	21%	28%	27%	28%	26%	33%	29%	27%	20%	27%
Sour crude oil	52%	48%	48%	49%	57%	51%	52%	49%	52%	45%	51%	52%	61%	52%
Black wax crude oil	12%	9%	12%	11%	13%	12%	12%	13%	12%	12%	10%	12%	11%	12%
Other feedstocks and blends	9%	11%	10%	10%	9%	9%	9%	10%	10%	10%	10%	9%	8%	9%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

	Q1 2020	Q2 2020	Q3 2020	YTD Sept 2020	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Sales of produced refined products:														
Gasolines	56%	55%	57%	56%	55%	50%	52%	55%	53%	56%	50%	52%	53%	53%
Diesel fuels	36%	34%	34%	35%	35%	39%	38%	33%	37%	36%	39%	39%	37%	38%
Fuel oil	3%	2%	2%	2%	3%	4%	4%	3%	3%	3%	3%	3%	3%	3%
Asphalt	2%	6%	6%	5%	3%	5%	4%	4%	4%	2%	5%	4%	3%	3%
LPG and other	3%	3%	1%	2%	4%	2%	2%	5%	3%	3%	3%	2%	4%	3%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Consolidated (excludes Cheyenne Refinery)														
Crude charge (BPD)[1]	392,630	312,070	375,880	360,260	351,330	407,170	436,800	359,500	388,860	367,250	415,980	396,460	357,780	384,380
Refinery throughput (BPD)[2]	425,260	337,850	404,140	389,140	382,520	436,410	465,020	385,773	417,570	401,140	440,110	423,670	390,200	413,780
Sales of produced refined products (BPD)[3]	409,850	348,890	388,800	382,540	378,470	430,940	449,100	398,360	414,370	418,590	408,990	406,760	399,460	408,390
Refinery utilization[4]	96.9%	77.1%	92.8%	89.0%	86.7%	100.5%	107.9%	88.8%	96.0%	90.7%	102.7%	97.9%	88.3%	94.9%
Average per produced barrel[5]														
Refinery gross margin	$ 11.06	$ 8.08	$ 6.20	$ 8.50	$ 12.96	$ 19.71	$ 16.77	$ 13.66	$ 15.92	$ 10.35	$ 15.98	$ 18.88	$ 20.92	$ 16.50
Refinery operating expenses[6]	5.89	6.28	6.00	6.04	6.65	5.40	5.64	6.92	6.12	5.40	6.13	5.87	6.85	6.06
Net operating margin	$ 5.17	$ 1.80	0.20	$ 2.46	$ 6.31	$ 14.31	$ 11.13	$ 6.74	$ 9.80	$ 4.95	$ 9.85	$ 13.01	$ 14.07	$ 10.44
Refinery operating expenses per throughput barrel[7]	$ 5.68	$ 6.48	$ 5.77	$ 5.94	$ 6.58	$ 5.34	$ 5.45	$ 7.15	$ 6.07	$ 5.63	$ 5.70	$ 5.63	$ 7.02	$ 5.98
Feedstocks:														
Sweet crude oil	43%	51%	51%	48%	39%	46%	48%	45%	45%	39%	48%	48%	42%	44%
Sour crude oil	32%	27%	28%	30%	38%	32%	32%	34%	34%	36%	32%	32%	39%	35%
Heavy sour crude oil	12%	11%	10%	11%	10%	11%	10%	10%	10%	12%	11%	10%	7%	10%
Black wax crude oil	5%	3%	4%	4%	5%	4%	4%	4%	4%	5%	3%	4%	4%	4%
Other feedstocks and blends	8%	8%	7%	7%	8%	7%	6%	7%	7%	8%	6%	6%	8%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Sales of produced refined products:														
Gasolines	53%	54%	54%	54%	54%	51%	50%	53%	52%	55%	49%	50%	52%	52%
Diesel fuels	33%	35%	35%	34%	31%	36%	36%	31%	34%	33%	37%	36%	33%	34%
Jet fuels	4%	1%	2%	2%	5%	4%	4%	4%	4%	3%	4%	4%	5%	4%
Fuel oil	1%	1%	1%	1%	2%	2%	2%	2%	2%	2%	1%	1%	2%	2%
Asphalt	3%	4%	4%	4%	3%	3%	4%	4%	3%	2%	4%	4%	3%	3%
Base oils	3%	2%	2%	3%	2%	2%	2%	2%	2%	3%	2%	3%	2%	3%
LPG and other	3%	3%	2%	2%	3%	2%	2%	4%	3%	2%	3%	2%	3%	2%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Crude charge represents the barrels per day of crude oil processed at our refineries.
(2) Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.
(3) Represents barrels sold of refined products produced at our refineries (including HFC Asphalt) and does not include volumes of refined products purchased for resale or volumes of excess crude oil sold.
(4) Represents crude charge divided by total crude capacity (BPSD). Our consolidated crude capacity is 405,000 BPSD.
(5) Represents average amount per produced barrel sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under "Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles" below.
(6) Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by sales volumes of refined products produced at our refineries.
(7) Represents total refining segment operating expenses, exclusive of depreciation and amortization, divided by refinery throughput.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis. Refinery gross margin per produced barrel sold is total refining segment revenues less total refining segment cost of products sold, exclusive of lower of cost or market inventory valuation adjustments, divided by sales volumes of produced refined products sold. Net operating margin per barrel sold is the difference between refinery gross margin and refinery operating expenses per produced barrel sold. These two margins do not include the non-cash effects of long-lived asset impairment charges, lower of cost or market inventory valuation adjustments or depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income. Other companies in our industry may not calculate these performance measures in the same manner.

Below are reconcilations to our consolidated statements of income for refinery net operating and gross margin and operating expenses, in each case averaged per produced barrel sold. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of average refining segment net operating margin per produced barrel sold to refinery gross margin to total sales and other revenues

Consolidated	Q1 2020	Q2 2020	Q3 2020	YTD Sept 2020	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
						(Dollars in thousands, except for per barrel amounts)								
Net operating margin per produced barrel sold	$ 5.17	$ 1.80	0.20	$ 2.46	$ 6.31	$ 14.31	$ 11.13	$ 6.74	$ 9.80	$ 4.95	$ 9.85	$ 13.01	$ 14.07	$ 10.44
Add average refinery operating expenses per produced barrel sold	5.89	6.28	6.00	6.04	6.65	5.40	5.64	6.92	6.12	5.40	6.13	5.87	6.85	6.06
Refinery gross margin per produced barrel sold	$ 11.06	$ 8.08	6.20	$ 8.50	$ 12.96	$ 19.71	$ 16.77	$ 13.66	$ 15.92	$ 10.35	$ 15.98	$ 18.88	$ 20.92	$ 16.50
Times produced barrels sold (BPD)	409,850	348,890	388,800	382,540	378,470	430,940	449,100	398,360	414,370	418,590	408,990	406,760	399,460	408,390
Times number of days in period	91	91	92	274	90	91	92	92	365	90	91	92	92	365
Refining gross margin	$ 412,498	$ 256,532	221,772	$ 890,936	$ 441,447	$ 772,938	$ 692,889	$ 500,627	$ 2,407,821	$ 389,917	$ 594,745	$ 706,526	$ 768,817	$ 2,459,529
Add (subtract) rounding	146	(115)	164	61	50	53	(10)	41	215	(147)	(99)	98	(44)	285
West and Mid-Continent Regions gross margin	412,644	256,417	221,936	890,997	441,497	772,991	692,879	500,668	2,408,036	389,770	594,646	706,624	768,773	2,459,814
Add West and Mid-Continent Regions cost of products sold	2,287,109	1,335,427	2,043,361	5,665,897	2,730,138	3,190,747	2,943,538	3,198,238	12,062,661	3,022,510	3,111,231	3,302,465	2,877,327	12,313,533
Add Cheyenne Refinery sales and other revenues	235,113	135,660	130,816	501,589	275,775	333,522	310,553	206,242	1,126,091	336,905	373,104	363,080	330,128	1,403,216
Refining segment sales and other revenues	2,934,866	1,727,504	2,396,113	7,058,483	3,447,410	4,297,260	3,946,970	3,905,148	15,596,788	3,749,185	4,078,981	4,372,169	3,976,228	16,176,563
Add lubricants and specialty products segment revenue	526,603	357,287	455,042	1,338,932	493,334	545,346	537,718	516,130	2,092,528	444,840	467,689	475,886	424,288	1,812,703
Add HEP segment revenue	127,854	114,807	127,731	370,392	134,497	130,751	135,895	131,634	532,777	128,884	118,760	125,784	132,792	506,220
Add Corporate, Other and Eliminations Revenue	(188,778)	(136,668)	(159,486)	(484,932)	(177,994)	(190,742)	(195,755)	(171,024)	(735,515)	(194,482)	(194,194)	(203,040)	(189,104)	(780,820)
Sales and other revenues	$ 3,400,545	$ 2,062,930	2,819,400	$ 8,282,875	$ 3,897,247	$ 4,782,615	$ 4,424,828	$ 4,381,888	$ 17,486,578	$ 4,128,427	$ 4,471,236	$ 4,770,799	$ 4,344,204	$ 17,714,666

Reconciliation of average refining segment operating expenses per produced barrel sold to total operating expenses

Consolidated	Q1 2020	Q2 2020	Q3 2020	YTD Sept 2020	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
						(Dollars in thousands, except for per barrel amounts)								
Average refining operating expenses per barrel sold	$ 5.89	$ 6.28	6.00	$ 6.04	$ 6.65	$ 5.40	$ 5.64	$ 6.92	$ 6.12	$ 5.40	$ 6.13	$ 5.87	$ 6.85	$ 6.06
Times sales of products (BPD)	409,850	348,890	388,800	382,540	378,470	430,940	449,100	398,360	414,370	418,590	408,990	406,760	399,460	408,390
Times number of days in period	91	91	92	274	90	91	92	92	365	90	91	92	92	365
Refinery operating expenses	$ 219,676	$ 199,384	214,618	$ 633,088	$ 226,514	$ 211,764	$ 233,029	$ 253,612	$ 925,620	$ 203,435	$ 228,147	$ 219,667	$ 251,740	$ 903,318
Add (subtract) rounding	(22)	(98)	(97)	373	73	146	56	88	(338)	(87)	156	(78)	176	(162)
West and Mid-Continent Regions operating expenses	219,654	199,286	214,521	633,461	226,587	211,910	233,085	253,700	925,282	203,348	228,303	219,589	251,916	903,156
Add Cheyenne Refinery operating expenses	39,520	40,073	41,558	121,151	37,910	40,805	43,784	47,707	170,206	36,499	34,255	42,421	38,878	152,053
Total refining segment operating expenses	259,174	239,359	256,079	754,612	264,497	252,715	276,869	301,407	1,095,488	239,847	262,558	262,010	290,794	1,055,209
Add lubricants and specialty products operating expenses	54,131	47,840	54,488	156,459	53,559	59,122	57,974	60,868	231,523	64,908	19,905	40,288	42,719	167,820
Add HEP operating expenses	34,981	34,737	40,003	109,721	37,513	40,608	44,924	38,951	161,996	36,203	34,533	35,995	39,699	146,430
Add Corporate, Other and Eliminations operating expenses	(19,941)	(18,577)	(18,074)	(56,592)	(23,977)	(19,193)	(34,189)	(17,596)	(94,955)	(20,670)	(20,781)	(21,097)	(21,073)	(83,621)
Operating expenses	$ 328,345	$ 303,359	$ 332,496	$ 964,200	$ 331,592	$ 333,252	$ 345,578	$ 383,630	$ 1,394,052	$ 320,288	$ 296,215	$ 317,196	$ 352,139	$ 1,285,838